UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005 (January 27, 2005)

ARKANSAS BEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3801 Old Greenwood Road
Fort Smith, Arkansas 72903
(479) 785-6000

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Press Release

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 27, 2005, Arkansas Best Corporation (“the Company”) issued a press release announcing its fourth quarter and full year 2004 results. The press release contains reconciliations of GAAP earnings to non-GAAP financial measures of earnings. Management believes the non-GAAP financial measures are useful to investors in understanding the Company’s results of operations, because they provide more comparable measures of earnings. A copy of the press release is attached as an exhibit to this Report on Form 8-K.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press release of Arkansas Best Corporation dated January 27, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION

(Registrant)
Date: January 27, 2005	/s/ David E. Loeffler
David E. Loeffler,
Vice President — Chief Financial Officer and Treasurer

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